Exhibit 99.2
Common Stock Private Placement June 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to financial performance and results, prices and demand for oil and natural gas, availability of drilling and production equipment and personnel, availability of sufficient capital to execute our business plan, risks associated with drilling and operating wells, our ability to replace reserves and efficiently develop and exploit our current reserves and other important factors that could cause actual results to differ materially from those projected in the forward-looking statements. When considering our forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in the Company's Annual Report on Form 10-K for the year ended December 31, 2007. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. In its filings with the Securities and Exchange Commission, Concho is permitted to disclose only proved reserves that it has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Concho uses certain terms in this presentation, such as "unproved", or "potential" in relation to reserves that the SEC's guidelines strictly prohibit it from including in filings with the SEC. These estimates are subject to substantially greater risk of the Company not actually realizing them. Investors are urged to closely consider Concho's disclosure of its proved reserves, along with certain risks and uncertainties inherent in its business, set forth in its filings with the SEC. Forward Looking Statements

Offering Summary

Summary Sources & Uses Concho has an underwritten commitment from its lead banks to fund the acquisition for all cash 1 1Concho has the option to acquire $45 million of additional well interests currently owned by related parties.

Concho Resources Concho Roadshow Team Tim Leach - Chairman & CEO Jack Harper - Vice President - Business Development & Capital Markets

Concho Overview

Concho Resources Key Investment Highlights Geographically focused asset base in the Permian Basin Visible production and reserve growth from core asset Strong price realizations and low cost structure produce favorable margins Upside potential in emerging resource plays Management to continue acquire, develop, exploit and explore strategy

Ticker: Market Cap1: $2.5 billion Enterprise Value2: $2.8 billion Core operating area Emerging resource plays Headquarters New Mexico Shelf properties Central Basin Platform Western Delaware Basin New Mexico Shelf Properties NM TX Map of operations Portfolio highlights 1Q 2008 average daily production of 93 Mmcfe/d 546 Bcfe proved reserves (99% Permian)3 59% Oil 54% Proved developed 507,117 gross (231,904 net) acres3 Over 2,500 Identified opportunities3 TX ND NM AR Midland 1Based on 5/30/08 closing price of $31.91 and 78.1mm fully diluted shares outstanding 2 Long term Debt at 03/31/08 was $299mm 3As of December 31, 2007 Company Overview

First Quarter 2008 Highlights Production of 8.4 Bcfe, a 17% increase over 1Q 2007 Increased 2008 production guidance from 35-37 Bcfe to 37-39 Bcfe Net income of $22.4 million, a 384% increase over 1Q 2007 Net cash provided by operating activities of $69.8 million, a 125% increase over 1Q 2007 EBITDAX1 of $79.4 million, a 91% increase over 1Q 2007 Increased 2008 Capital Budget 27% from $250 million to $318 million Expect to add 6th rig on core Southeast New Mexico Shelf Asset in 3Q '08 Increased budget in Bakken Shale and Wolfcamp horizontal oil play to $29 million from $7 million due to early success in the regions 1 See reconciliation in Appendix

2007 Highlights


Drill-Bit F&D[1]
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
($'s / Mcfe)
$1.42
$2.91
CXO
Median


All-In F&D[2]
$5.00
$4.00
$3.00
$2.00
$1.00
$-
($'s / Mcfe)
$1.72
$2.92
CXO
Median


Proved Developed Recycle Ratio[3]
3.0
2.5
2.0
1.5
1.0
0.5
0.0
(Cash Margin / PD F&D)
2.89
1.45
CXO
Median


R / P Ratio[4]
25.0
20.0
15.0
10.0
5.0
0.0
(2007 Reserves / Prod.)
16.3
18.1
Median
CXO

Data source is JP Morgan research dated March 10, 2008

[1] Drill-bit F&D excludes revisions and is calculated by dividing extensions and discoveries into leasehold, exploration & development costs incurred

[2] All-In F&D is calculated by dividing the sum of discoveries, revisions and acquisitions into total costs incurred

[3] PD Recycle Ratio is calculated by dividing PD F&D (total costs incurred divided by proved developed reserve adds) into cash margin

[4] R / P Ratio is calculated by dividing 2007 production into YE 2007 total proved reserves

Peers include: DNR, RRC, SD,SWN, SM, EAC, WLL, XCO, and HK

Concho Resources

10

1Source: JP Morgan North American Equity Research, dated March 10, 2008: Numbers are based on full year 2007 results Cash Margin defined as: Revenue (ex. hedging) minus LOE, Severance Tax, and G&A Peers Include: DNR, RRC, SD,SWN, SM, EAC, WLL, XCO, and HK CXO Median 2007 Cash Margin1 2007 Cash Margin1 ($'s / Mcfe) Margin Analysis Strong price realizations due to 60/40 oil/gas mix and liquid content in gas stream Favorable cost structure in core area due to concentration of assets Stable differentials historically in the Permian Basin Established infrastructure

2004 through 2007 illustrates growth through acquisitions and drilling Organic production growth driven by activity on core southeast NM shelf asset 30% increase in 2007 vs. 2006 1Q 2008 production mix is 63% oil, 37% gas Initiated development program in 2006 on New Mexico Shelf properties targeting Yeso formation Captured opportunity in Blinebry interval Drilled 98 wells and performed 96 recompletions in 2007 Large project inventory on New Mexico shelf Currently operating 5 rig drilling program on Shelf assets; will add 6th rig in 3Q 2008 Chase acquisition in 2006 added significant proved reserves Annual production Bcfe Proved reserves Bcfe Reserve adds (Bcfe): Purchases Ext. & Disc. 2004 70 6 2005 2 35 2006 301 101 2007 1 128 30 2005-2007 107% CAGR 2004-2007 94% CAGR Production & Reserve Growth

Note: Market prices as of 5/30/08 1 CXO Peers include: CHK, EOG, SWN, XTO, EAC, WLL, DNR, XCO, RRC, PXD, and COG. 1 Share Price Performance Since IPO

Concho Overview

- **New Mexico Shelf Properties**
  - 79% of year end 2007 proved reserves
  - Majority of opportunities at less than 7,000'
  - Over 2,000 projects in inventory
- **New Mexico Basin**
  - 6% of year end 2007 proved reserves
  - Deeper, higher risk opportunities; primarily from the Morrow, Atoka and Strawn formations
  - Approximately 140 projects in inventory
- **Texas Permian**
  - 14% of year end 2007 proved reserves
  - Producing horizons range from 3,500' to 18,000'
  - Approximately 200 projects in inventory
- **Emerging Plays**
  - 3 plays in the Permian Basin
  - 2 additional plays (ND Bakken, Fayetteville)


NM
TX
Northwest Shelf
Tatum Basin
Midland Basin
Lea Co.
Eddy Co.
Midland
NM
TX
Delaware Basin
Salt Basin
Central Basin Platform
Marfa Basin
Concho Leasehold
SENM Shelf
SENM Basin
TX Permian

Concho Resources
14

CONCHO

Southeast New Mexico Shelf

- Core asset from Chase acquisition
- Produces approximately 70% of Company's total production
- 100,603 gross (49,306 net) acres
- Historic production from shallower zones including the Grayburg, San Andres and Paddock (upper member of Yeso formation)
- Initiated aggressive Blinebry drilling program in 2006 (lower member of Yeso formation)
  - 52 wells drilled in 2006
  - 98 wells drilled 2007
- Significant improvement in drilling times
- 5 rigs currently drilling Blinebry / Paddock wells; will add 6th rig in 3Q 2008
- Majority of wells drilled through 2010 will be combination Blinebry / Paddock wells
- Additional opportunities include:
  - Re-stimulations on existing Paddock wells
  - Deepening existing Paddock wells to the Blinebry
  - Paddock waterflood
  - Blinebry 10 acre down spacing


NM | TX
Northwest Shelf
Tatum Basin
Midland Basin
Midland
NM
TX
Eddy Co.
Delaware Basin
Central Basin Platform
Marfa Basin
Concho Leasehold
SENM Shelf

Concho Resources
15

Southeast New Mexico Shelf

- Approximately $242 million (76% of 2008 capital budget) allocated to Shelf properties
  - 132 drill wells
  - 96 Paddock add pays
  - 63 Paddock re-stimulations
  - 39 Blinebry deepenings
- Enhanced economics by combining Blinebry / Paddock intervals
- 547 locations identified in year end 2007 engineering
- High liquid content ties approximately 80% of revenue stream on Blinebry/Paddock wells to crude oil prices
- Paddock being developed on 10 acre spacing; Blinebry locations only identified based on 20 acre spacing



NM
TX
Northwest Shelf
Tatum Basin
Midland Basin
Midland
NM
TX
Eddy Co.
Delaware Basin
Central Basin Platform
Marfa Basin



Empire / Empire East
Loco Hills
Fren
Maljamar
Concho Leasehold
Acquired Wells + Other Producers
2006/07 Drilling Program
2008 Drilling Program
2008 Re-fracs
2008 Deepenings

Concho Resources 16

1 As of 12/31/07 Total Proved1 51% proved developed 100% third party engineered Identified Unproved1 70% third party engineered 65% Yeso opportunities Additional Potential 10 acre Blinebry Paddock Waterflood Shallower zones waterflood optimization / expansion Quantify over next 2 to 3 years Large Conventional Resource Southeast New Mexico Shelf

Overview of Henry Petroleum Acquisition

Concho Resources Transaction Overview Concho Resources has reached an agreement in principal to acquire Henry Petroleum for approximately $565 million Acquisition is to be funded by borrowings under the amended senior credit facility and the proceeds from the contemplated common stock private placement Acquired assets contain an estimated 163 Bcfe of proved reserves with current average daily production of approximately 33 Mmcfe/d 100% of estimated proved reserves are located in the Permian Basin, 79% concentrated in the Wolfberry play Wolfberry assets are substantially all operated Approximately 1,650 drilling locations; 312 of which are proved Identified unproved reserve potential of approximately 283 Bcfe Acquisition is accretive to Concho Resources on the following metrics: Cash flow per share Recurring earnings per share Production per share Proved reserves per share Transaction is expected to close in the third quarter

Acquisition Metrics and Combined Reserve Base 2 3 1 Before allocation for leasehold and other assets 2 Based on 12/31/07 year end reserves at SEC pricing of $92.50 / bbl and $6.80 / Mmbtu. 3 Based on 6/1/08 independent 3rd party reserve report, using prices of $94.32 / bbl and $8.84 / Mmbtu. 1

Strategic Rationale

Strategic Rationale	▪ Establishes second proven growth engine within the Permian Basin ▪ Technical/operational synergies with SENM Shelf asset ▪ Increases portfolio of identified opportunities by ~68% (2,500 to 4,200) ▪ Provides additional consolidation opportunity in a second resource play ▪ Attractive valuation
Catalysts	▪ Family owned business with estate planning considerations ▪ Midland based acquirer provides opportunity for existing employees ▪ Willingness / ability to accelerate development activity and capitalize on further consolidation opportunity
Considerations	▪ Accretive to both cash flow per share and recurring earnings per share in each of 2008 & 2009 ▪ Valuation is attractive at current development pace with opportunity to accelerate ▪ Opportunity to add technical team with cost substantially mitigated by COPAS reimbursement ▪ Additional upside through further downspacing and enhanced recovery

Concho Resources 21

SENM Shelf W. Wolfberry E. Wolfberry Midland Spraberry Trend CXO Acreage Henry Petroleum Wolfberry Acreage Artesia Henry Petroleum Non- Wolfberry Asset CXO Assets and Henry Petroleum Assets

Henry Petroleum Reserves NYMEX oil price of $94.32 per bbl and NYMEX gas price of $8.84 per Mcf Reserves based on 3rd party engineering as of June 1, 2008 Drilling locations are substantially all Wolfberry targets PUD locations are primarily 80 acre offsets, unproved locations are combination of 80 acre and 40 acre locations

Henry Petroleum Wolfberry PDP CXO acreage Spraberry Trend 125,500 gross acres 95,500 in western Wolfberry 30,000 in eastern Wolfberry Majority of producing wells in western Wolfberry Over 500 Wolfberry wells drilled 8 Rigs currently drilling, executing a 9 year drilling schedule Cumulative gross production: 8.7 Mmbo 20.8 Bcf 72.6 Bcfe Current daily gross production: 13,700 Boe/d Henry Petroleum Wolfberry Assets

Wolfcamp shelf edge Central Basin Platform A Eastern Shelf A' Leonard shelf carbonates Wolfcamp shelf carbonates Spraberry turbidites (primary target) Wolfcamp debris flows (primary target) Wolfberry Fairway / Henry Petroleum Acreage A A' 7,500' 10,500 ' 8,500' 9,500' Wolfcamp Spraberry Wolfberry Geologic Model

850 wells Cumulative production: Oil: 18.9 Mmbo Gas: 41.5 Bcf Equiv.: 25.8 Mmboe Current daily rate: Oil: 24,608 Bo/d Gas: 57,370 Mmcf/d Equiv.: 34,169 Boe/d Monthly Production Rate (Bo / Mcf) Total Wolfberry Production since January 2002 Note: Total Wolfberry production represents results from wells drilled and producing from the Spraberry and Wolfcamp zones since 2002 in Andrews, Ector, Midland, Upton, Martin and Crane counties

Henry Petroleum Acquisition - Key Takeaways Establishes second proven growth engine in the Permian Basin Immediately accretive to recurring EPS and CFPS Incremental capital development plan is self-funding Enhances Concho's growth profile Cash margin per Mcfe remains among best in the industry Potential upside includes accelerated drilling program, downspacing and additional acquisitions

Wolfberry Well Yeso Well Initial Production: 90 BO/D + 230 MCF/D Final Decline Rate: 5% Gross EUR: 97 MBO + 321 MMCF Gross Capital Inv.: $1.5MM Ownership: 29% WI / 22% NRI IRR: 47% ($75.00 Oil, $7.00 Gas) 85% ($100.00 Oil, $10.00 Gas) >100% ($125.00 Oil, $12.50 Gas) Initial Production: 145 BO/D + 346 MCF/D Final Decline Rate: 8% Gross EUR: 120 MBO + 365 MMCF Gross Capital Inv.: $1.4 million Ownership: 93% WI / 78% NRI IRR: 88% ($75.00 Oil, $7.00 Gas) >100% ($100.00 Oil, $10.00 Gas) >100% ($125.00 Oil, $12.50 Gas) Wolfberry Yeso Type Curve and Return Analysis

Drilling1 1,420 Wolfberry 547 Blinebry / Paddock 380 Paddock stand-alone 63 Blinebry stand-alone 221 Shallower than Yeso 95 Deeper than Yeso Recompletions1 346 Shallower than Yeso 310 Paddock re-stimulations 41 Yeso recompletions 83 Blinebry deepenings 18 Deeper than Yeso recompletions Yeso Drilling 1Identified as of 12/31/07 for CXO and as of 6/1/08 for Henry Petroleum Drilling and Recompletion Inventory 5 rigs running on Southeast New Mexico Shelf with 6th rig added July 2008; each rig drilling an average of 2 wells per month 8 rigs running on Wolfberry acreage; average drilling time of 20 days per well

Pro Forma Guidance 1 Includes 5 months of results from Henry acquisition, assuming a July 31 closing date. 2 Production Expense includes Lease Operating expenses and Ad Valorem. Management expects that the acquisition will be accretive to 2008 results assuming a July 31, 2008 closing date

Note: Adjustments assume acquisition of Henry under new revolving credit facility for purchase price of $565mm. Assumes prices as of 5/30/08. Concho Resources ($ in millions, except as noted) Pro Forma Capitalization

Appendix

Note: Hedging schedule as of June 1, 2008 1 The index prices for the oil price swaps are based on NYMEX - West Texas Intermediate monthly average futures price. 2 The index price for the natural gas price collar is based on the Inside FERC-El Paso Permian Basin first-of-the-month spot price. 3 Amounts disclosed represent weighted average prices. Hedging Schedule

EBITDAX reconciliation ($ millions) EBITDAX (as defined above) is presented herein, and reconciled to the generally accepted accounting principle ("GAAP") measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund exploration and development activities. We define EBITDAX as net income, plus (1) exploration and abandonments expense (2) depreciation & depletion expense (3) accretion expense (4) impairments of proved oil and gas properties (5) non-cash stock-based compensation expense (6) ineffective portion of cash flow hedges (7) interest expense, the amortization of related debt issuance costs and other financing costs, net of capitalized interest, and (9) federal and state income taxes, less other ancillary income including interest income, gathering income and rental income. EBITDAX is not a measure of net income or cash flow as determined by generally accepted accounting principles. Our EBITDAX measure provides additional information which may be used to better understand our operations. EBITDAX is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net income, as an indicator of our operating performance. Certain items excluded from EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic cost of depreciable assets, none of which are components of EBITDAX. EBITDAX as used by us may not be comparable to similarly titled measures reported by other companies. We believe that EBITDAX is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, EBITDAX can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies, without regard to financial or capital structure, and to assess the financial performance of our assets and our company without regard to capital structure or historical cost basis.